AEHR TEST SYSTEMS

Setting the Test Standard for Tomorrow

July 2014

Nasdaq: AEHR

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties relating to projections regarding industry growth and customer demand for the Company's products. Actual results may vary from projected results. These risks and uncertainties include without limitation, acceptance by customers of the ABTS™ and FOX™ technologies, the Company's development and manufacture of a commercially successful wafer-level test and burn-in system, world economic conditions, the timing of the recovery of the semiconductor equipment market, the Company's ability to maintain sufficient cash to support operations, and the potential emergence of alternative technologies, which could adversely affect demand for the Company's products in fiscal year 2015. See the Company's recent 10-K and 10- Q reports filed with the SEC for a more detailed description of the risks facing the Company's business. The Company disclaims any obligation to update information contained in any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

AEHR TEST SYSTEMS

Aehr Test Systems Company Overview

Leading provider of **systems that reduce the cost of testing and reliability screening of integrated circuits (ICs)** used in today's cutting edge technology.

- Listed on **NASDAQ: AEHR**
- HQ in Fremont, CA
- 76 employees
- **2,500 systems** in production worldwide
- **Current TAM:** $100 million annually
- Fiscal year ends May 31:
  - **FY13 rev:** $16.5M, up 6%
  - **FY14 rev** (9 mos): $14.3M, up 8%

- **New emerging IC test markets**:
  - **SSD Flash** testing market: **new $200-$300 million** annual market opportunity
  - **Emerging Automotive IC** testing market: **new $50-$75 million** annual market opportunity
  - **Wafer Level Reliability** testing market: **new $50 million** annual market opportunity
- New emerging test markets **driving expanded TAM** in fiscal 2015 and beyond to **$400 - $500 million**

Source: Aehr Test Systems, VLSI Research 2014

AEHR TEST SYSTEMS

Substantial Emerging Opportunities

- **New Emerging IC Test Markets**:
  - **SSD Flash manufacturers** ($200 - $300 million annual TAM opportunity):
    - Samsung
    - Intel
    - Micron
    - Hynix
    - Toshiba
    - SanDisk
  - **Emerging Auto IC manufacturers** ($50 - $75 million annual TAM opportunity):
    - nVidia
    - Qualcomm
    - Broadcom
    - Sierra Wireless
    - Toshiba
    - Intersil
    - TI
    - Renesas
    - Linear Technology
  - **Wafer Level Reliability testing market** ($50 million annual TAM opportunity):
    - TI
    - Fujitsu
    - Renesas
    - Infineon
    - Freescale
    - Intel
    - JDSU
    - Samsung
    - Global Foundries

Source: Aehr Test Systems, VLSI Research 2014

AEHR TEST SYSTEMS

SSD Flash Cycling Market

NAND Application Share (2013)



Other 7%
MP3 3%
Tablets 11%
UFD 14%
Flash Cards 20%
SSD 21%
Cell Phones 25%

Source: Storage Look, 2013

NAND Wafers by Application



Wafer Starts Per Year (Millions of 300mm equivalent)
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2011
2012
2013
2014
2015
2016
2017
2018
SSD
Mobile
Tablets
PMP
USB
DSC/Video
Other

Source: VLSI Research 2014

Worldwide SSD Revenue ($B)



25
20
15
10
5
0
2011
2012
2013
2014
2015
2016

Source: HIS iSuppli Research, 2013



Density Matters
Tier 2: Beyond Just Faster, Cooler, and More Power Efficient SSDs
Capacity
SAS
Today's World's highest capacity SAS SSD
4TB
8TB
16TB
0.9 TB
1.2 TB
1.6 TB
10K SAS HDDs
SanDisk Enterprise SSDs Continue to Deliver Density Growth
While Mission Critical HDD Density Hits a Wall
SanDisk
Investor Day 2014 | May 7, 2014
65

AEHR TEST SYSTEMS

SSD Flash Wafer Level Cycling Yield Savings

NAND FLASH SSD – Stacked die yield loss w/o WLBI

Die Stack	Effective Final Yield for Stacked Die Package								
16	98.4%	92.3%	85.1%	78.5%	72.4%	66.7%	61.4%	56.6%	52.0%
12	98.8%	94.2%	88.6%	83.4%	78.5%	73.8%	69.4%	65.2%	61.3%
8	99.2%	96.1%	92.3%	88.6%	85.1%	81.7%	78.4%	75.2%	72.1%
4	99.6%	98.0%	96.1%	94.1%	92.2%	90.4%	88.5%	86.7%	84.9%
1	99.9%	99.5%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%
	Per Die Yield								

8 Die Stack Yield Loss w/o WLBI:

98.5% – 92.3% → **6%**

97.5% – 85.1% → **12%**

96.5% – 74.4% → **22%**

NAND FLASH SSD – Stacked die yield loss w/ WLBI

Die Stack	Effective Final Yield for Stacked Die Package								
16	99.4%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%	95.5%
12	99.4%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%	95.5%
8	99.4%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%	95.5%
4	99.4%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%	95.5%
1	99.4%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%	95.5%
	99.9%	99.5%	99.0%	98.5%	98.0%	97.5%	97.0%	96.5%	96.0%
	Per Die Yield								

16 Die Stack Yield Loss w/o WLBI:

98.5% – 85.1% → **13%**

97.5% – 72.4% → **25%**

96.5% – 61.4% → **35%**

AEHR TEST SYSTEMS

Emerging Auto IC Test Market Opportunity

- **Automotive IC growth** in sensors, control, information, and entertainment has **substantially higher requirements for initial quality and long term reliability**


TESLA


AEHR
74°
70°

Emerging Auto IC Market Drivers

New Automotive Technology Driving Automotive IC Test Market Growth



AEHR TEST SYSTEMS

Our Products

ABTS

Packaged Part Test & Burn-in Systems



Cost-effective, reliable and highly configurable Test & Burn-in Systems

FOX-15™
FULL WAFER CONTACT

Multiple Wafer Test & Burn-in Systems and Contactors



Unique solution for test & burn-in for KGD and automotive applications

FOX-1™
FULL WAFER CONTACT

Single Wafer Test & Burn-in Systems and Contactors


UP3000

Reduced cost of test with high throughput parallel test at wafer probe

AEHR TEST SYSTEMS

Significant Worldwide Customer Base



TEXAS INSTRUMENTS
SPANSION
SIERRA WIRELESS
MICRONAS
infineon
SAMSUNG
RENESAS
QRT
hynix
IST INTEGRATED SERVICE TECHNOLOGY
U.S. DEPARTMENT OF DEFENSE
BOSCH
ATMEL
ADVANCED
Amkor Technology
EPIL
AMERICA
MAXIM
MICROCHIP
ASIA
tsmc
ST
ASE GROUP
freescale
FATC
UMC
SOUTH AMERICA
OCEANIA
AUSTRALIA
STATSChipPAC
QUALCOMM
NANYA
GLOBALFOUNDRIES

Over 2500 Systems Shipped Worldwide

(Partial Customer List)

AEHR TEST SYSTEMS

AEHR Burn-in & Test Innovations

Memory



ATS-12000
Dynamic
Burn-in



MBT
Test During
Burn-in



MTX
APG Functional
Test & Burn-in


ABTS

ABTS-M
APG Functional
Test & Burn-in

1977	1980s	1990s	Today

Logic



ATS-12000
Dynamic
Burn-in



ATX
Monitored
Burn-in



MAX
Monitored
Burn-in


ABTS

ABTS-L/P
Functional
Test & Burn-in

AEHR TEST SYSTEMS

Addressing Test & Burn-in Needs


ABTS

ABTS
Advanced Burn-in and Test System

ABTS Family of Packaged Part Test & Burn-in Systems

- Automotive, Mobile Processors, Video/Graphics, 4G Comms, High Power SOCs, and Memory ICs
- Proprietary family of high performance thermal chambers
- Turn-key solution for individual temperature control of each device under test

AEHR TEST SYSTEMS

ABTS / MAX Production Test Floor


AEHR
TEST SYSTEMS
ABTS
ABTS

AEHR TEST SYSTEMS

FOX™ Full-Wafer Test Evolution

FULL WAFER CONTACT

Systems









DARPA

1995	2002	2006	2009	2014
DARPA	FOX-14	FOX-1	FOX-15	FOX-P
	14 200mm Wafer Slots Air thermal control Full Algo PG	Single 300mm Wafer Liquid Cooled Full Algo or JTAG/BIST	15 300mm Wafer Slots Liquid Thermal Control Vector or Algo PG	Single/Multi 300mm Wafer Liquid /Air Cooled Vector with JTAG/BIST

Contactors



DiePak Known Good Die Solutions

Single Die



200mm Wafer



300mm Wafer



300mm Wafer



300mm Wafer

AEHR TEST SYSTEMS

Multi-Wafer Test & Burn-in

- **Cost-effective Solution for Producing Known-Good-Die (KGD)**
  - Stacked and Multi-Chip Packages
  - Zero-defect tolerant applications



- **Wafer Level Reliability test of automotive, communication, and mission critical ICs**
  - Move packaged part test and burn-in to wafer test
  - Highest reliability and handling for zero PPM targets

- **SSD Flash Wafer Level Cycling**
  - Significantly Improves yield on Stacked Package Devices
  - Reduces wafer sort and final test costs by allowing functional test to be done at burn-in

High Volume Manufacturing Floor


AEHR
AEHR

Full Wafer Test & Burn-in


AEHR
UF3000

FOX-1 Family of Single Wafer Test & Burn-in Systems

- **Low Cost Wafer Test –** More test is moving to wafer with additional DFT, BIST, and Higher Parallelism
- **Automotive ICs** – Full wafer functional, stress, and burn-in test of automotive ICs
- **Discrete and Embedded Memories** – Low cost full wafer test of discrete or embedded memories

FOX-1 Production Test Floor


AEHR
TEST SYSTEMS
UF3000

AEHR TEST SYSTEMS

Investment Considerations

- **Current TAM of $100 million expanding to $400 - $500 million**
- **New emerging IC test markets have no incumbent test providers:**
  - SSD Flash testing market **($200 - $300 million annual TAM opportunity)**
  - Emerging Auto IC testing market **($50 - $75 million annual TAM opportunity)**
  - Wafer Level Reliability testing market **($50 million annual TAM opportunity)**
- **New FOX product line uniquely positions AEHR to take advantage of substantial new IC test markets in 2015 and beyond**

Source: Aehr Test Systems, VLSI Research 2014

AEHR TEST SYSTEMS

AEHR TEST SYSTEMS

Setting the Test Standard for Tomorrow

Nasdaq: AEHR